                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                            VIISAGE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee Computed on table below per Exchange Act Rules 14c-5(g) and O-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:________________________________________

2)   Form Schedule or Registration Statement No.:_____________________

3)   Filing Party:____________________________________________________

4)   Date Filed:______________________________________________________

                                                                          [LOGO]



                               September 25, 1997


Dear Shareholder:

     We are providing the attached Information Statement to inform you of two actions taken by the Board of Directors of Viisage Technology, Inc. ("Viisage" or the "Company") relating to employee stock ownership. On July 21, 1997, the Board voted to increase the number of shares available under the Viisage Technology, Inc. 1996 Management Stock Option Plan (the "Option Plan") by 701,000 shares, from 1,356,100 shares to 2,057,100 shares, to continue to provide officers and key personnel with an opportunity to have an ownership interest in Viisage and to help ensure that the Company can attract and retain high-caliber personnel. In addition, the Board voted to establish the Viisage Technology, Inc. 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan") and to reserve 70,000 shares of Viisage Common Stock for issuance thereunder. The Stock Purchase Plan will allow eligible Company employees to acquire Viisage Common Stock at 85% of fair market value, as defined under that plan, through accumulated payroll deductions.

     To meet certain tax and regulatory requirements, these actions require shareholder approval, and the majority shareholder's written consent to these actions will serve to approve such actions without any further vote or action by any other shareholders. Lau Technologies, the Company's majority shareholder, has informed the Board that it will approve these actions. Therefore, you will not need to take any action, and the attached Information Statement is being provided to all shareholders of record for information purposes only. In addition, as part of its approval, Lau Technologies will be ratifying the Option Plan as a whole to comply with Internal Revenue Code (S) 162(m).

                         Very truly yours,

                         /s/ Denis K. Berube

                         Denis K. Berube
                         Chairman of the Board of Directors



     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION PURPOSES.

                           VIISAGE TECHNOLOGY, INC.

                             INFORMATION STATEMENT

  This Information Statement is provided in connection with actions taken by the Board of Directors (the "Board") of Viisage Technology, Inc., a Delaware corporation (the "Company" or "Viisage"), to approve an increase in the number of shares available under the Viisage Technology, Inc. 1996 Management Stock Option Plan (the "Option Plan") and to establish the Viisage Technology, Inc. 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan").

  In sum, the number of shares available under the Option Plan will be increased by 701,000 shares, from 1,356,100 shares to 2,057,100 shares, to continue to provide officers and key personnel an opportunity to have an ownership interest in Viisage and to help ensure that the Company can attract and retain high-caliber personnel. The issuance of shares underlying these options may not cause shareholder dilution below current ownership levels, as described below. In addition, 70,000 shares of Viisage Common Stock will be reserved for the Stock Purchase Plan. The Stock Purchase Plan will allow eligible Company employees to acquire Viisage Common Stock at 85% of fair market value, as defined under that plan, through accumulated payroll deductions.

  Under Delaware General Corporation Law, the majority shareholder's written consent to these actions will serve to approve such actions without any further vote or action by any other shareholders. Lau Technologies, the Company's majority shareholder, has informed the Board that it will approve these actions. The majority shareholder will also give its written consent to ratify the Option Plan as a whole to comply with Internal Revenue Code
(S) 162(m). Pursuant to Securities and Exchange Commission Rule 14c, the majority shareholder intends to provide its written consent 20 days after this Information Statement has been provided to shareholders. Federal securities regulations require that this Information Statement be provided to all shareholders of record.

  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

  The Company's principal executive offices are located at 30 Porter Road, Littleton, Massachusetts 01460. This Information Statement is intended to be provided to shareholders on or about October 14, 1997.

VOTING

  At the close of business on September 12, 1997, the record date for the Information Statement, there were outstanding and entitled to vote 8,065,000 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"). Only shareholders of record at the close of business on September 12, 1997 are entitled to receive this Information Statement.

SECURITY OWNERSHIP

  The following table sets forth, as of August 31, 1997, the beneficial ownership of Common Stock by all directors, executive officers, all directors and executive officers of the Company as a group, and each person who is known to the Company to own 5% or more of the Company's Common Stock. With respect to persons owning 5% or more of the Company's Common Stock, the Company has relied on documents that Lau Technologies filed with the Securities and Exchange Commission.

                                                          SHARES
                                                       BENEFICIALLY
     NAME AND ADDRESS(1)                                 OWNED(2)   PERCENTAGE
     -------------------                               ------------ ----------
     Joanna T. Lau (3)................................  5,193,390      64.4%
     Denis K. Berube (4)..............................  5,193,390      64.4%
     Lau Technologies (5).............................  5,180,000      64.2%
     Robert C. Hughes (6)(7)..........................    183,370       2.3%
     William A. Marshall (6)(8).......................    101,751       1.3%
     Yona Wieder (6)(9)...............................    119,126       1.5%
     Robert J. Schmitt, Jr. (6)(10)...................     63,225         *
     Charles J. Johnson (6)(11).......................      6,890         *
     Harriet Mouchly-Weiss (6)(12)....................      6,590         *
     Peter Nessen (6)(13).............................     12,390         *
     Thomas J. Reilly (6)(14).........................      8,690         *
     All directors and executive officers as a group
      (9 persons) (15)................................  5,695,422      70.6%

--------
*Less than one percent
 (1) The address of all persons who are directors or executive officers of the Company is in care of the Company at 30 Porter Road, Littleton, Massachusetts 01460. The address of Ms. Lau and Lau Technologies is in care of Lau Technologies, 30 Porter Road, Littleton, Massachusetts 01460.
 (2) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares owned.
 (3) Consists of 5,180,000 shares held by Lau Technologies, of which Ms. Lau owns approximately 56% of the outstanding capital stock, 1,000 shares owned directly by Ms. Lau, 6,390 shares issuable to Denis K. Berube, the spouse of Ms. Lau, pursuant to stock options, and 6,000 shares owned by Mr. Berube. Ms. Lau disclaims beneficial ownership of the 6,390 issuable shares and the 6,000 shares owned by Mr. Berube.
 (4) Consists of 5,180,000 shares held by Lau Technologies, of which Mr. Berube's spouse owns approximately 56% of the outstanding capital shares, 1,000 shares owned directly by Ms. Lau, 6,390 shares issuable to Mr. Berube pursuant to stock options, and 6,000 shares owned by Mr. Berube. Mr. Berube disclaims beneficial ownership of the shares of Common Stock held by Lau Technologies and the 1,000 shares owned by Ms. Lau.
 (5) Includes shares of Common Stock held by Lau Technologies which are subject to certain option and other rights granted to Lau Technologies' lenders under a revolving credit facility, including options to acquire an aggregate of 49,700 shares of the Company's Common Stock held by Lau, at approximately 95% of the offering price to the public contained in the registration statement for the Company's second underwritten public offering, if any, and only if certain lending benchmarks have been reached.
 (6) Represents shares of Common Stock issuable pursuant to stock options. The total number of shares issuable under options granted to Messrs. Hughes, Marshall, Wieder, Schmitt, each director, and all directors and executive officers as a group are 639,000, 213,000, 284,000, 177,500, 31,330, and
     1,470,150, respectively. Thomas Colatosti, Vice President, Operations, joined the Company in December 1996, and is not listed in this table. On July 21, 1997, Mr. Colatosti was granted stock options for 100,000 shares. In addition, 200 shares are held by Mr. Colatosti's children. Mr. Colatosti disclaims beneficial ownership of those shares held by his children.
 (7) Consists of 183,270 shares issuable to Mr. Hughes pursuant to stock options and 100 shares owned by Mr. Hughes' son of majority age living in the same household. Mr. Hughes disclaims beneficial ownership of his son's 100 shares.
 (8) Consists of 101,751 shares issuable pursuant to stock options.
 (9) Consists of 117,126 shares issuable pursuant to stock options and 2,000 shares owned directly by Mr. Wieder.
(10) Consists of 62,225 shares issuable pursuant to stock options and 1,000 shares owned directly by Mr. Schmitt.
(11) Consists of 6,390 shares issuable pursuant to stock options and 500 shares owned by Mr. Johnson's wife. Mr. Johnson disclaims beneficial ownership of his wife's 500 shares.
(12) Consists of 6,390 shares issuable pursuant to stock options and 200 shares owned directly by Ms. Mouchly-Weiss.
(13) Consists of 6,390 shares issuable pursuant to stock options and 6,000 shares owned directly by Mr. Nessen.
(14) Consists of 6,390 shares issuable pursuant to stock options and 2,300 shares owned directly by Mr. Reilly.
(15) Represents shares described in Notes 4 and 7-15.

EXECUTIVE COMPENSATION

  The following table summarizes compensation of the Chief Executive Officer and other executive officers for 1996. Such compensation amounts include amounts for the period the Company was the Viisage Technology Division of Lau Technologies.

                                                              LONG TERM
                                                             COMPENSATION
                                      ANNUAL COMPENSATION(1)    AWARDS
                                      -----------------------------------
                                YEAR                          SECURITIES
                                ENDED                         UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION(1)  12/31   SALARY    INCENTIVE  OPTIONS (#)  COMPENSATION(2)
------------------------------  ----- ----------------------------------- ---------------
Robert C. Hughes........        1996  $   220,000 $   75,000   639,000       $ 15,000
 President and Chief Ex-
 ecutive Officer
William A. Marshall.....        1996  $   140,000 $   47,000   213,000       $ 79,000(3)
 Vice President, Chief
 Financial Officer
 and Treasurer
Yona Wieder.............        1996  $    79,000 $   27,000   284,000       $163,000(4)
 Vice President,
 Marketing and Sales
 Worldwide Public Sector
Robert J. Schmitt,              1996  $    87,000 $   15,000   177,500       $  4,000
 Jr. ...................
 Vice President,
 Marketing and Sales
 Worldwide Commercial
 Sector

--------
(1) Mr. Wieder joined the Company on July 1, 1996, Mr. Schmitt joined the Company on June 3, 1996, and Mr. Colatosti joined the Company on December 30, 1996 as Vice President, Operations. Because Mr. Colatosti's compensation in 1996 did not exceed $100,000 and he was not granted any stock options in 1996, he is not listed in the above table. As noted previously, on July 21, 1997, Mr. Colatosti was granted options for 100,000 shares.
(2) Amounts include auto allowance, life insurance, and 401(k) plan match, if any.
(3) Amount includes relocation expenses of $66,000.
(4) Amount includes $95,000 of consulting fees and $61,000 of commissions earned by Mr. Wieder for the 1996 period prior to his employment.

STOCK OPTIONS GRANTED DURING 1996

  The following table sets forth information concerning individual grants of stock options made during 1996 to the Company's executive officers. It has not been the Company's policy in the past to grant stock appreciation rights, and no such rights were granted in 1996.

                                       % OF
                                       TOTAL
                          NUMBER OF   OPTIONS                                POTENTIAL REALIZABLE VALUE AT
                         SECURITIES   GRANTED                                   ASSUMED ANNUAL RATES OF
                         UNDERLYING     TO     EXERCISE                      STOCK PRICE APPRECIATION FOR
                           OPTIONS   EMPLOYEES   PRICE                              OPTION TERM (2)
NAME                     GRANTED (1)  IN YEAR  ($/SHARE)   EXPIRATION DATE          5% ($) 10% ($)
----                     ----------- --------- --------- ------------------- -----------------------------
Robert C. Hughes........   639,000     47.5      $2.96   February 1, 2006    $    1,189,800 $    3,014,100
William A. Marshall.....   213,000     15.8      $2.96   February 1, 2006    $      396,600 $    1,004,700
Yona Wieder.............   284,000     21.1      $2.96   February 1, 2006    $      528,800 $    1,339,600
Robert J. Schmitt,
 Jr. ...................   177,500     13.2      $4.86   February 1, 2006(3) $      529,100 $    1,334,300

--------
(1) Options were granted under the 1996 Management Stock Option Plan. For each listed officer 71,000 options vested at the initial public offering, except for Mr. Schmitt for whom 35,500 options vested at the initial public offering. Additional options vested under the Plan as of December 31, 1996 are as follows: Mr. Hughes--122,270, Mr. Marshall--30,751, Mr. Wieder--46,126, and Mr. Schmitt--26,725. The terms of the 1996 Management Stock Option Plan are described in the text under "Compensation Plans."
(2) The assumed rates are compounded annually for the full term of the options.
(3) Mr. Schmitt's options were granted April 15, 1996.

STOCK OPTIONS EXERCISED DURING 1996

  The following table sets forth information concerning stock option exercises during 1996 and outstanding stock options held at the end of 1996 by the Company's executive officers. No stock appreciation rights were exercised or outstanding during 1996.

                                                        NUMBER OF
                                                       SECURITIES         VALUE OF
                                                       UNDERLYING        UNEXERCISED
                                                       UNEXERCISED      IN-THE-MONEY
                                                         OPTIONS           OPTIONS
                            SHARES                     AT 12/31/96     AT 12/31/96 ($)
                          ACQUIRED ON                 EXERCISABLE/      EXERCISABLE/
          NAME             EXERCISE   VALUE REALIZED  UNEXERCISABLE   UNEXERCISABLE(1)
          ----            ----------- -------------- --------------- -------------------
Robert C. Hughes........       --           --       193,270/445,730 2,230,336/5,143,724
William A. Marshall.....       --           --       101,751/111,249 1,174,207/1,283,813
Yona Wieder.............       --           --       117,126/166,874 1,351,634/1,925,726
Robert J. Schmitt, Jr...       --           --        62,225/115,275   599,849/1,111,251

--------
(1) Based on the $14.50 closing price of the Company's Common Stock on December 31, 1996 on the NASDAQ National Market System minus the respective option exercise price.

COMPENSATION OF DIRECTORS

  Cash Compensation. For their service as directors, each director received a retainer of $1,000 per month during 1996 but no additional fees were paid for attending Board or committee meetings. In addition, the Company reimburses directors for their out-of-pocket expenses incurred in connection with any Board or committee meeting.

  Directors' Options. Directors receive option grants under the Company's 1996 Director Stock Option Plan, as amended (the "Director Plan"). Under the Director Plan, options to purchase an aggregate 156,650 shares have been issued which enable each director to purchase 31,330 shares of Common Stock (subject to adjustment as provided in the Director Plan). Of those options, options for each director to purchase 6,390 shares at $2.96 per share have vested to date. Increments of 4,970 shares will vest on the day immediately prior to the date of the shareholders' meeting at which directors are elected for the years 1998 and 1999, at an exercise price equal to $2.96 per share. Increments of 5,000 shares will vest on the day immediately prior to the date of the shareholders' meeting at which directors are elected for the years 2000, 2001, and 2002, at an exercise price equal to $12.50 per share. Such vesting shall occur only if the option holder is serving on the Board on the vesting date.

EMPLOYMENT AGREEMENTS

  Viisage has employment agreements with Messrs. Hughes, Marshall, and Wieder. The agreements are substantially similar, varying principally in each executive officer's respective title and position and in his respective compensation level, which in each case includes annual salary, discretionary incentive compensation pursuant to the Company's Executive Incentive Compensation Plan and certain health, pension and other benefits (including stock option awards). The employment agreements expire on February 1, 2001, subject to early termination in the event of death or disability of the executive officer or as otherwise provided therein. The employment agreements also have two year renewal options. The Company may terminate the executive officer's employment with or without "cause" (as defined therein), but in the event such termination is without "cause" the executive officer will be entitled to receive severance pay at the current salary and incentive compensation levels for two years, in the case of Mr. Hughes, and one year in the cases of Messrs. Marshall and Wieder. In addition, the executive officer may terminate his employment in the event of the Company's "non-performance" (as defined in the agreements), and will be entitled to the severance described above in the event of such a termination. The agreements also contain non-competition provisions which generally survive two years beyond the executive officer's termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Mr. Reilly (chair), Ms. Mouchly-Weiss, and Mr. Nessen, none of whom are officers or employees of the Company.

COMPENSATION PLANS

  The following summaries outline the material terms of the plans and are qualified by reference to the plans' texts.

  1996 Management Stock Option Plan. On February 1, 1996, Lau Technologies granted nonqualified options to acquire up to an aggregate 1,167,950 shares of the Company's Common Stock, at an exercise price of $2.96 per share, to eight key employees in its Viisage Technology Division. On April 15, 1996, Lau Technologies granted nonqualified options to acquire up to an additional 177,500 shares of the Company's Common Stock, at an exercise price of $4.86 per share, to a ninth key employee of its Viisage Technology Division. The Option Plan described below was adopted by the Board of Directors in June 1996 to effectuate the option grants agreed to by Lau above and for the purpose of providing executive officers and key personnel an opportunity to have an ownership interest in the Company. The Option Plan was approved by Lau in its capacity as the Company's sole shareholder following the issuance of the Common Stock to Lau and prior to the issuance of the Common Stock offered pursuant to the Company's initial public offering. On July 21, 1997, the Board voted to authorize an additional 701,000 shares under the Option Plan, thereby increasing the number of shares available under the plan to 2,057,100 shares. Also, on July 21, 1997, an aggregate 266,000 options under the Option Plan were granted in varying amounts to 18 employees at $13 per share. Lau Technologies has informed the Board that it will approve the amendment to the Option Plan to increase the number of shares available for issuance thereunder.

  Depending on the recipient, options vested at the initial public offering for as few as none or as much as one-third of the total number of option shares. The balance of option shares vest in seven years from their grant date, subject to acceleration in benchmark increments (defined in the option agreements) based on each $1.0 million increase in the current value of the Company's Common Stock over a base value of the Company on the grant date. Those base values are $21.0 million for options granted on February 1, 1996; $34.5 million for options granted on April 15, 1996; and $113 million for options granted on July 21, 1997. The values are measured (i) at each year end, (ii) upon a sale or change in control of the Company, or (iii) in the event of a measuring termination event, as defined in the option agreement, as of the end of the Company's most recent fiscal quarter immediately before such termination event. The exercise of options granted by the Board on July 21, 1997 is limited for seven years from the grant date by anti-dilution criteria established by the Board. Under these limits, the issuance of shares underlying such options may not cause shareholder dilution below current ownership levels, on a fully-diluted basis, considering inclusion all shares of the Stock Purchase Plan at full subscription levels. It is contemplated that this anti-dilution requirement may be satisfied through open market repurchases of shares by the Company or if there are forfeitures of outstanding options that are not reissued.

  The Option Plan is administered by the Compensation Committee of the Board of Directors, which currently consists of Mr. Reilly (chair), Ms. Mouchly-Weiss, and Mr. Nessen. Options under the Option Plan may be either (a) "incentive options" under (S)422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) options that do not qualify under (S)422 of the Code ("nonqualified options"). The Option Plan will remain in effect indefinitely (except in the case of incentive options, for which the Plan will expire in ten years), unless earlier terminated by the Board of Directors in accordance with the Option Plan's terms.

  Officers and key employees of the Company, but not directors, are eligible to receive options under the Option Plan. The exercise price of incentive options under the Option Plan may not be less than the fair market value of the underlying shares on the date of grant, except in the case of incentive options granted to holders of 10% or more of the total combined voting power of the Company, in which case the exercise price may not be less than 110% of such fair market value. The exercise price of nonqualified options is to be determined by the Compensation Committee at the time of option issuance.

  Each option under the Option Plan will have a term not to exceed ten years, except in the case of incentive options granted to holders of 10% or more of the total combined voting power of the Company, with respect to which the term may not exceed five years. The Compensation Committee will determine the vesting schedule with respect to any grant of options. All options are subject to adjustment in certain events. The Option Plan may be amended from time to time by the Board of Directors, subject to the rights of previously issued options, except that any such amendment will require shareholder approval in certain circumstances. Shares reserved for issuance under an option that is cancelled or terminated, and shares that are used in payment of option exercise prices, may be restored and made available for reissuance of additional options under the Option Plan, considering the anti-dilution terms set forth above. The existing options contain reload option features.

  In addition to the options granted on July 21, 1997 noted above, options that have been granted under the Option Plan are set forth in the charts entitled "Security Ownership" and "Stock Options Granted During 1996." Future shares available under the Option Plan will be awarded at the discretion of the Compensation Committee, consistent with the terms of the Option Plan.

  1997 Employee Stock Purchase Plan. On July 21, 1997, the Board voted to establish the Stock Purchase Plan to provide eligible Company employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's common stock through accumulated payroll deductions. The Company intends to have the Plan qualify as an "employee stock purchase plan" under (S)423 of the Code.

  Under the Stock Purchase Plan, an employee who is regularly scheduled to work more than 20 hours per week and more than five months in any calendar year is eligible to participate on the first enrollment date following completion of 90 days of employment without interruption. Currently, approximately 70 employees are eligible to participate.

  During each six month offering period, employees may elect to have up to 8% of their base pay deducted. Accumulated payroll deductions are then used at the quarterly exercise periods to purchase shares of the Company's common stock at 85% of fair market value as of the grant date or the exercise date, whichever is lower. Accumulated payroll deductions, if any, are automatically used to purchase shares at the end of an Offering Period. The mechanism for effecting purchases is through option grants under this plan.

  An employee may not participate if an option grant would (i) increase that employee's holdings of stock or options to purchase shares to 5% or more of the total combined voting power or value of all classes of shares of Company stock (or any parent or subsidiary) or (ii) permit the employee's rights to purchase shares of stock under all (S)423 employee stock purchase plans of the Company (or any parent or subsidiary) to accrue at a rate exceeding $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding. In addition to other limits under the plan, the Compensation Committee shall determine the maximum number of shares that each participant may purchase. In the event of oversubscription, the Company may make a pro rata allocation of shares.

  An employee may voluntarily discontinue participation in the Stock Purchase Plan and withdraw all accumulated but unused payroll deductions. An employee may decrease or increase the rate of deductions (within the plan's and statutory limits). In addition, to comply with Code (S)423(b)(8) and the plan's limits, a participant's payroll deductions may be decreased to 0%. Generally, to remain participants, employees must continue as "employees" as defined in the plan.

  Seventy thousand (70,000) shares of the Company's Common Stock are reserved under the Stock Purchase Plan. These shares are subject to adjustment upon changes in capitalization of the Company. The Compensation Committee administers the Stock Purchase Plan, and there are provisions to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor provision.

  Participants may file written designations of beneficiaries. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, other than by will, the laws of descent and distribution, or as provided in the plan.

  Under the Code, tax holding period rules govern the tax consequences of buying and selling shares under the Stock Purchase Plan. If a participant disposes of shares purchased under the plan within two years of the grant date or within one year of the exercise date (i.e., the date the shares are purchased), the participant will be treated for federal income tax purposes as having received ordinary income at the time of the sale equal to the difference between the purchase price and the market value of the stock on the exercise date. Any amount in excess of that difference will be treated as capital gain. If the shares are held for both the two-year and one-year holding periods described above, the participant will be treated for federal income tax purposes as having received ordinary income in an amount equal only to the lesser of (1) the difference between the purchase price and the market value of the stock on the enrollment date or (2) the difference between the purchase price and the actual sale price for the participant's stock, but any additional gain on the sale would be treated as capital gain.

INTERESTS OF CERTAIN PERSONS

  Each officer of the Company is eligible for options under the Option Plan, at the discretion of the Compensation Committee. Each officer will be eligible to participate in the Stock Purchase Plan along with the other employees of the Company, consistent with the terms and limits of the plan.

                                   APPENDIX
                                   --------

1.1  Viisage Technology, Inc. 1996 Management Stock Option Plan, As Amended

1.2  Viisage Technology, Inc. 1997 Employee Stock Purchase Plan

                            VIISAGE TECHNOLOGY, INC.
                       1996 MANAGEMENT STOCK OPTION PLAN
                       ---------------------------------

Section 1 -- Purpose

     The Purpose of this Plan is to advance the interest of Viisage Technology, Inc. (the "Company"), a Delaware corporation, by providing an opportunity to selected officers and employees of the Company to purchase common stock of the Company. By encouraging such stock ownership, the Company and its parent seek to attract, retain and motivate officers and employees. It is intended that this purpose will be effected by issuance of nonqualified stock options ("nonqualified options") and incentive stock options intended to qualify under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive options").

Section 2 -- Effective Date

     The Plan became effective as of June 17, 1996, the date as of which it was adopted by the Board of Directors of the Company (the "Effective Date"), provided that, with respect to incentive options, the Plan is approved by the shareholders of the Company within one year of that date. (If such approval is not obtained, the Plan shall be effective only for the purpose of issuing nonqualified options, and although incentive options may be issued before Shareholder approval is obtained, no incentive option may be exercised until such approval is obtained or one year has elapsed from the Effective Date, and such incentive options will be treated as nonqualified options if such approval is not obtained.) On July 21, 1997, the Board voted to amend the Plan, subject to shareholder approval, to authorize an additional 701,000 shares under the Plan to increase the number of shares available under the Plan to 2,057,100 shares.

Section 3 -- Stock Subject to the Plan

     Options issued under this Plan shall be exercisable for the Company's common stock. The number of shares that may be issued under this Plan shall not exceed in the aggregate two million fifty-seven thousand one hundred (2,057,100) shares of the common stock, $.001 par value, of the Company (the "Shares"), subject to adjustment as provided in Sections 9 and 10 below. Any Shares subject to an option which for any reason expires or is terminated as to such Shares may again be the subject of an option under this Plan. In addition, any Shares purchased by an optionee upon exercise of an option under this Plan that are subsequently repurchased by the Company pursuant to the terms of such option, and Shares tendered as payment for Shares upon exercise of an option under this Plan, may again be the subject of an option under the Plan. The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

Section 4 -- Administration

     This Plan shall be administered by a committee of two or more non-employee members of the Board of Directors of the Company appointed by the Board (the "Committee"), each of whom meets any applicable requirements under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision, as applicable to the Company at the time ("Rule 16b-3"). Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

Section 5 -- Eligible Participants

     Incentive options may be issued to such management employees of the Company as are selected by the Committee. Nonqualified options may be issued to such officers or management employees of the Company as are selected by the Committee. Options under this Plan may not be issued to members of the Board of Directors of the Company. No employee may be granted options to acquire, in the aggregate, more than 1,337,000 Shares under the Plan (subject to adjustment as provided in Sections 9 and 10 below) during any fiscal year of the Company. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the Shares subject to such option shall be included in the determination of the aggregate number of Shares deemed to have been granted to such employee under the Plan.

Section 6 -- Duration of the Plan

     This Plan shall remain in effect indefinitely, unless terminated earlier pursuant to Paragraph 14 hereof, provided no incentive options may be issued after the tenth anniversary of the Effective Date. Options that are issued on or before the date of this Plan's termination shall remain exercisable in accordance with their respective terms after the termination of the Plan.

Section 7 -- Restriction on Incentive Options

     Incentive options (but not nonqualified options) issued under this Plan shall be subject to the following restrictions:

     (a) Limitation on Number of Shares. To the extent that the aggregate fair market value, determined as of the date the incentive option is issued, of the Shares with respect to which incentive options are exercisable for the first time by an employee during any calendar year exceeds $100,000 (the "$100,000 limitation"), the portion of such option which is exercisable in excess of such $100,000 limitation shall be treated as a nonqualified option. In the event that an employee is eligible to participate in any other incentive stock option plan of the Company intended to comply with the provisions of Section 422 of the Code, the $100,000 limitation shall apply to the aggregate number of Shares for which incentive stock options may be issued under all such plans.

     (b) 10% Stockholder. If any employee to whom an incentive option is issued pursuant to the provisions of the Plan is on the date of issuance the owner of stock (as determined under Section 424 (d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the following special provisions shall be applicable to the incentive option issued to such individual:

     (i) The option price per share subject to such incentive option shall not be less than 110% of the fair market value of one share on the date of issuance; and

     (ii) The incentive option shall not have a term in excess of five (5) years from the date of issuance.

Section 8 -- Terms and Conditions of Options

     Options issued under this Plan shall be evidenced by written instruments in such form not inconsistent with this Plan as the Committee shall approve from time to time, which instruments shall evidence the following terms and conditions, and such other terms and conditions (which need not be the same in different options) not inconsistent with the Plan as the Committee may approve from time to time:

     (a) Price. Subject to the conditions on incentive options in paragraph 7(b), if applicable, the purchase price per share of stock payable upon the exercise of each incentive option issued hereunder shall be not less than one hundred percent of the fair market value of the stock on the day the option is issued. The purchase price per Share of stock payable upon exercise of each nonqualified option issued hereunder shall be determined by the Committee. Fair market value shall be determined in accordance with procedures to be established in good faith by the Committee and, with respect to incentive options, conforming to regulations issued by the Internal Revenue Service with regard to incentive stock options.

     (b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains.

     (c) Exercise of Options. Subject to the conditions on incentive options in subparagraph (b)(ii) of Paragraph 7, if applicable, each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments, with acceleration based on such events, as the Committee may determine at the time it issues such option, provided that no incentive
                                                 --------
option shall be exercisable with respect to any Shares later than ten (10) years after the date of the issuance of such option.

     (d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made by (i) cash; (ii) by check; (iii) if permitted by vote of the Committee and stated in the Option agreement, subject to Section 13(c) below, by delivery and assignment to the Company of Shares previously owned by the optionee for more than six months and having a value equal to the Option price;
(iv) if permitted by vote of the Committee and stated in the Option agreement (and if permitted by applicable law), through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of unrestricted Shares acquired upon exercise to pay for all of the Shares so acquired and any tax withholding obligation resulting from such exercise, and an authorization to the broker or selling agent to pay that amount to the Corporation; or (v) by a combination of (i), (ii), (iii) and (iv). The value of the Company stock for purposes of the foregoing clause (iii) shall be its fair market value as of the date the Option is exercised, as determined in accordance with procedures to be established by the Committee.

     (e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of an option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment act withholding obligations. If permitted by vote of the Committee and stated in the stock option agreement, subject to Section 13(c) below, the optionee may satisfy the obligation, in whole or in part, (i) by electing to have Shares withheld having a value equal to the amount to be so satisfied (but not in an amount exceeding the minimum statutory withholding requirement applicable to such exercise), or (ii) by delivery and assignment to the Company of Shares previously owned by the optionee having a value equal to the amount to be so satisfied (but unless such Shares have been owned by the optionee for more than six months, not in an amount exceeding the minimum statutory withholding requirement applicable to such exercise). The value of Shares to be withheld or assigned shall be determined based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined.

     (f) Termination of Options. Each option shall terminate and may no longer be exercised if the optionee ceases for any reason to perform services as an employee (or in the case of nonqualified options, as an officer or employee), unless otherwise provided in the optionee's option agreement; provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

     (g) Rights as Shareholder. The optionee shall have no rights as a shareholder with respect to any Share covered by this option until the purchase thereof.

     (h) Non-Transferability.   No option shall be transferable by the optionee
otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee. Notwithstanding the foregoing (but in the case of an optionee that is subject to Section 16 of the Exchange Act, only to the extent consistent with the requirements of Rule 16b-3 or other rules under
Section 16 of the Exchange Act, and in the case of an incentive option, only if then permitted for incentive options under the Code and applicable regulations and rulings), such option may be transferred pursuant to an order that would constitute a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

     (i) Repurchase of Shares by the Company. Any Shares purchased by an optionee upon exercise of an option may in the discretion of the Committee be subject to repurchase by the Company if and to the extent specifically set forth in the option agreement pursuant to which the Shares were purchased.

     (j) The instruments evidencing options may be in the form of agreements to be executed by both the optionee and the Company or certificates, letters or similar instruments, which need not be executed by the optionee but acceptance of which will evidence agreement to the terms of the issuance.

Section 9 -- Stock Dividends; Stock Splits; Stock Combinations;
Recapitalization.

     In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's common stock other than normal cash dividends, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently issued under the Plan.

Section 10 -- Merger; Sale of Assets; Dissolution

     In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or the formation of a holding company, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options issued hereunder or portions thereof then unexercised and the price per share thereof shall be appropriately adjusted by the Committee to prevent substantial dilution or enlargement of the rights available or granted hereunder. If the Company shall be a party to a merger or a similar reorganization after which the Company will not survive, or if there will be a sale of substantially all the common stock of the Company or a sale of all or substantially all of the assets of the Company, the Committee, in its discretion, may declare (a) that all outstanding options issued hereunder are to be terminated after giving at least 30 days' notice to holders of outstanding options (but if the Committee determines that 30 days' notice would be disruptive to the reorganization transaction with respect to which such notice is given, then the Committee may give such shorter notice as the circumstances reasonably require, but in no event less than 10 days), (b) that any outstanding option issued hereunder shall pertain to and apply, with appropriate adjustments as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to the option would have been entitled, or (c) that the Company or resulting corporation will purchase all outstanding options issued hereunder from the optionees at a price per Share as to which the option is outstanding, unexercised and vested equal to the difference between the price at which Shares of the Company are to be purchased or exchanged in the transaction and the option price stated in the option agreement.

Section 11 -- Certain Definitions

     (a) The term "employee" shall have, for purposes of the Plan, the meaning ascribed to it under Section 3401(c) of the Code and the regulations promulgated thereunder.

     (b) the term "option", unless otherwise indicated, means either an incentive option or a nonqualified option.

     (c) the term "optionee" means an officer or employee to whom an option is issued under this Plan.

Section 12 -- Reload Options

     Concurrently with the award of incentive options and nonqualified options under this Plan, the Committee may authorize reload options ("Reload Options") to purchase the number of Shares which equals, to the extent authorized by the Committee, the number of Shares previously owned by the optionee for more than six months that are delivered and assigned to the Company in payment of the exercise price of such underlying option or in payment of the optionee's withholding tax obligation arising from the exercise of such underlying option. The issuance of a Reload Option shall become effective upon the exercise of such underlying option. Despite the fact that the underlying option may be an incentive option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code. The instrument evidencing each option under this Plan for which Reload Options have been authorized by the Committee shall state that Reload Options are authorized thereunder, and upon exercise of such underlying option, the Reload Option shall be evidenced by an amendment to the underlying option instrument. The option price per Share deliverable upon the exercise of a Reload Option shall be the fair market value per Share on the date the issuance of the Reload Option becomes effective, as determined by the Committee. Each Reload Option is exercisable six months from the effective date of its issuance. The term of each Reload Option shall be equal to the remaining option term of the underlying incentive option or nonqualified option with respect to which it was issued. No additional Reload Options shall be issued to optionees when options are exercised following termination of the optionee's employment, except to the extent otherwise provided in an optionee's option agreement.

Section 13   -- Regulatory Compliance and Listing

     (a) The issuance or delivery of any Shares subject to exercisable Options hereunder may be postponed by the Committee for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of NASDAQ or any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such Shares. The Company shall not be obligated to issue or deliver any such Shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any applicable regulation of any governmental authority, NASDAQ or any national securities exchange.

     (b) Should any provision of this Plan require modification or be unnecessary to comply with the requirements of Section 16 of the Exchange Act and Rule 16b-3, subject, in the case of incentive options, to applicable requirements for incentive options under the Code, the Committee may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

     (c) Any election made by an optionee then subject to Section 16 of the Exchange Act to make payment of any portion of an option price with Shares or to make payment of any portion of a tax withholding obligation with respect to an option exercise with Shares or by withholding of Shares shall be subject to any then-applicable requirements of Rule 16b-3 and other applicable rules under
Section 16 of the Exchange Act.

Section 14 -- Termination or Amendment of Plan

     The Board of Directors shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall (a) affect any right or obligation with respect to any option theretofore issued; or (b) if this Plan has been approved by the Company's stockholders, make any modification or amendment affecting incentive options, for which stockholder approval is required under the Code, unless such amendment or modification affecting incentive options has been approved by the stockholders. In addition, no such amendment or modification shall be made without previous approval by the stockholders where such approval is necessary to satisfy, nor shall any amendment or modification be made at a time when the same would violate, any then-applicable requirements of federal securities laws (including without limitation Rule 16b-3), the Code or rules of NASDAQ or any stock exchange on which the Company's common stock is listed.

                            VIISAGE TECHNOLOGY, INC.
                            ------------------------

                       1997 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  PURPOSE AND EFFECTIVE DATE.
--------------------------------------

1.1  Purpose.  The Viisage Technology, Inc. 1997 Employee Stock Purchase Plan
     -------
(the "Plan") is intended to provide employees of Viisage Technology, Inc. (the "Company") with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company (the "Shares") through accumulated payroll deductions. The Company intends to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Plan's provisions shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423. The Plan shall be effective as of October 1, 1997.

SECTION 2.  DEFINITIONS.
-----------------------

2.1 "Base Pay" means regular straight-time earnings excluding payments for overtime, bonuses, special payments, commissions, and incentives.

2.2 "Committee" shall mean the Compensation Committee of the Board of Directors of the Company (the "Board"), or such other committee as described in Section
                                                                      -------
13.

2.3 "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

2.4 "Employee" means any person whose customary employment with the Company is regularly scheduled to be more than 20 hours per week and more than five months in any calendar year.

2.5 "Enrollment Date" means, initially, October 1, 1997, and thereafter January 1 and July 1.

2.6 "Exercise Date" means the last trading date of each March, June, September, and December, or such other trading days as the Committee shall from time to time establish prior to an Enrollment Date, for all options to be granted on such date.

2.7  "Offering Period" means, subject to Section 4.1, a period of six (6)
                                         -----------
months, at the conclusion of which options granted pursuant to the Plan are exercised.

SECTION 3.  ELIGIBILITY.
-----------------------

3.1  Initial Eligibility.  An Employee shall be eligible to become a participant
     -------------------
under the Plan
as of the first Enrollment Date coinciding with or next following his or her completion of ninety (90) days of Continuous Status as an Employee.

3.2  Restrictions on Participation.  Notwithstanding any provisions of the Plan
     -----------------------------
to the contrary, no Employee shall be granted an option to participate in the
Plan:

     3.2.1 if, immediately after the grant, such Employee (or any other person whose Shares would be attributed to such Employee pursuant to Code Section 424(d)) would own shares of stock and/or hold outstanding options to purchase shares of stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of stock of the Company or of its parent or subsidiary, if any; or

     3.2.2 which permits his or her rights to purchase shares of stock under all
Section 423 employee stock purchase plans of the Company or of its parent or subsidiary, if any, to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

SECTION 4.  OFFERING PERIODS.
----------------------------

4.1  Offerings.  The Plan shall be implemented by consecutive Offering Periods
     ---------
with an Offering Period commencing initially on October 1, 1997 and concluding on December 31, 1997, and Offering Periods commencing thereafter on January 1 and July 1 of each year and terminating on the last trading date of the Offering Periods ending June 30 and December 31, respectively, of that year, and with Offering Periods continuing thereafter until terminated in accordance with

Section 19 and Section 23 hereof.  The Committee shall have the power to change
----------     ----------
the duration and frequency of Offering Periods with respect to future offerings if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

SECTION 5.  PARTICIPATION.
-------------------------

5.1 An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A
                                                                     ---------
to this Plan and filing it with the Company during the period designated by the Company.

5.2 Payroll deductions for a participant shall commence on the first payroll following an Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.
                               ----------

SECTION 6.  PAYROLL DEDUCTIONS.
------------------------------

6.1 When a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period, subject to such dollar or percentage limitations during an Offering Period as the Committee shall determine prior to such Offering Period as described in the applicable subscription agreement; provided, however, that such deductions must be in whole percentages and the aggregate of such payroll deductions during the Offering Period shall not exceed eight percent (8%) of the participant's Base Pay during said Offering Period.

6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10, or may decrease or increase the rate or amount of his or
            ----------
her payroll deductions on January 1 or July 1 (within the limitations of Section
                                                                         -------
6.1 and as determined by the Committee) by completing or filing with the Company
---
a new subscription agreement authorizing a change in the rate or amount of payroll deductions, provided, however, that no changes in the amount of payroll deductions shall increase the number of shares under any option granted prior to such change. The change in rate or amount shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement. Subject to the limitations of Section 6.1, a
                                                                  -----------
participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in

Section 10.
----------

6.4  Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3.2 herein, a participant's payroll
                                  -----------
deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Periods ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.
                           ----------

SECTION 7.  OPTION GRANTS.
-------------------------

7.1 At the beginning of each Offering Period, an eligible Employee participating in such Offering Period shall be granted an option to purchase during such Offering Period a maximum number of shares of the Company's Common Stock determined by dividing such Employee's planned payroll deductions for the Offering Period by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the beginning of the Offering Period (or as otherwise determined by the Committee). However, in no event shall an Employee be permitted to purchase during an Offering Period more than a number of shares determined by dividing $12,500 ($6,250 for the initial Offering Period) by the fair market value of a share of the Company's Common Stock at the beginning of each Offering Period during a calendar year, and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 12
                                                          -------------------
hereof.  Exercise of the option shall occur as
provided in Section 8, unless the participant has withdrawn pursuant to Section
            ---------                                                   -------
10, and shall expire on the last day of the Offering Period.  Fair market value
--
of a share of the Company's Common Stock shall be determined as provided in

Section 7.2.
-----------

7.2 The option price per share of the shares offered in a given Offering Period shall be the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company at the beginning of an Offering Period; or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the closing price of the Common Stock for such date, as reported by the NASDAQ National Market System.
In the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal. In the event the Common Stock is not listed or reported, the fair market value shall be determined by the Board in its discretion.

SECTION 8.  EXERCISE OF OPTION.  Unless a participant withdraws from the Plan as
------------------------------
provided in Section 10, his or her option for the purchase of shares will be
            ----------
exercised automatically on the last Exercise Date of the Offering Period, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account. Any amount remaining in the participant's account after an Exercise Date shall be held in the account until the next Exercise Date of an Offering Period, unless the Offering Period has been oversubscribed or has terminated with such Exercise Date, in which case such amount shall be refunded to the participant.

     In no event may options be exercised later than five years after the date of grant, and said options shall be deemed to have expired if not exercised within that time. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

SECTION 9.  DELIVERY.  As promptly as practicable after each Exercise Date on
--------------------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

SECTION 10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.
--------------------------------------------------

10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B hereto. All of the participant's payroll deductions
            ---------
credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

10.2 Upon termination of the participant's Continuous Status as an Employee prior to an Exercise Date for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant's option will be
                       ----------
automatically terminated.

10.3 In the event an Employee fails to remain in Continuous Status as an Employee of the Company during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the unused payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated.

10.4 A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which continue after the termination of the Offering Period from which the participant withdraws.

SECTION 11. INTEREST.  No interest shall accrue on payroll deductions of a
--------------------
participant in the Plan.

SECTION 12. STOCK.
-----------------

12.1 The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be seventy thousand (70,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with
            ----------
respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the
                                                   --- ----
shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

12.2 The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

12.3 Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

SECTION 13. ADMINISTRATION.
--------------------------

13.1 The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The administration, interpretation, or application of the Plan by the

Board or its committee shall be final, conclusive, and binding upon all participants. Members of the Board who are eligible Employees, if any, are permitted to participate in the Plan provided that:

     13.1.1 Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

     13.1.2 If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

     13.1.3  Notwithstanding the provisions of Section 13.1.1, in the event that
                                               --------------
     Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

SECTION 14. DESIGNATION OF BENEFICIARIES.
----------------------------------------

14.1 A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. Such designation shall be in the form of Exhibit A hereto.
                                         ---------

14.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

SECTION 15. TRANSFERABILITY.
---------------------------

15.1 Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, other than by will, the laws of descent and distribution or as provided in Section 14. Any such attempt at assignment, transfer, pledge, or
               ----------
other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.
     ----------

SECTION 16. USE OF FUNDS.
------------------------

16.1 All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

SECTION 17. REPORTS.
-------------------

17.1 Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees.

SECTION 18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
------------------------------------------------------

18.1 Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but if the Committee determines that 30 days' notice would be disruptive to the reorganization transaction with respect to which such notice is given, then the Commitee may give such shorter notice as the circumstances reasonably require, but in no event less than 10 days), and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalization, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

SECTION 19. AMENDMENT OR TERMINATION.
------------------------------------

19.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options
                      ----------
previously granted. In addition, to the extent necessary to comply with Rule 16b-3 or Code Section 423, or any other successor rule or provision or any other applicable law or regulation, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

SECTION 20. NOTICES.
-------------------

20.1 All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Board at the location, or by the person, designated by the Board for the receipt thereof.

SECTION 21. SHAREHOLDER APPROVAL.
--------------------------------

21.1 Continuance of the Plan shall be subject to approval of the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Delaware General Corporation Law and in accordance with federal securities regulations, including without limitation Section 14 of the Securities Exchange Act of 1934.

SECTION 22. CONDITIONS UPON ISSUANCE OF SHARES.
----------------------------------------------

22.1 Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock market or exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

SECTION 23. TERM OF PLAN.
------------------------

23.1 The Plan shall become effective October 1, 1997 and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.
                                                                   ----------

SECTION 24. ADDITIONAL RESTRICTIONS OF RULE 16B-3.
-------------------------------------------------

24.1 The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.